Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K ("1998 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1998 Form 10-K;

                  (2) to file such 1998 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1998 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of November, 1998.


                                                 Robert N. Burt
                                                 ------------------------------
                                                 Robert N. Burt




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K ("1998 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1998 Form 10-K;

                  (2) to file such 1998 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1998 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of November, 1998.


                                                   Paul W. Douglas
                                                   -----------------------------
                                                   Paul W. Douglas




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K ("1998 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1998 Form 10-K;

                  (2) to file such 1998 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1998 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of November, 1998.


                                                    Archie W. Dunham
                                                    ----------------------------
                                                    Archie W. Dunham



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K ("1998 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1998 Form 10-K;

                  (2) to file such 1998 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1998 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of November, 1998.


                                                  William A. Franke
                                                  ------------------------------
                                                  William A. Franke




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K ("1998 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1998 Form 10-K;

                  (2) to file such 1998 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1998 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of November, 1998.


                                                  Paul Hazen
                                                  ------------------------------
                                                  Paul Hazen




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K ("1998 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1998 Form 10-K;

                  (2) to file such 1998 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1998 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of November, 1998.


                                                 Manuel J. Iraola
                                                 ------------------------------
                                                 Manuel J. Iraola




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K ("1998 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1998 Form 10-K;

                  (2) to file such 1998 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1998 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of November, 1998.


                                                 Marie L. Knowles
                                                 ------------------------------
                                                 Marie L. Knowles




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K ("1998 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1998 Form 10-K;

                  (2) to file such 1998 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1998 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of November, 1998.


                                                     Robert D. Krebs
                                                     ---------------------------
                                                     Robert D. Krebs




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K ("1998 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1998 Form 10-K;

                  (2) to file such 1998 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1998 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of November, 1998.


                                                   Southwood J. Morcott
                                                   -----------------------------
                                                   Southwood J. Morcott




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K ("1998 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1998 Form 10-K;

                  (2) to file such 1998 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1998 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of November, 1998.


                                                   Gordon R. Parker
                                                   -----------------------------
                                                   Gordon R. Parker




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K ("1998 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1998 Form 10-K;

                  (2) to file such 1998 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1998 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of November, 1998.


                                                 J. Steven Whisler
                                                 ------------------------------
                                                 J. Steven Whisler




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1998 of Phelps Dodge Corporation on Form 10-K ("1998 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1998 Form 10-K;

                  (2) to file such 1998 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1998 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of November, 1998.


                                                   Douglas C. Yearley
                                                   -----------------------------
                                                   Douglas C. Yearley